UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 30, 2004
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

In connection with the voluntary petitions for reorganization of UAL Corporation and its affiliated debtors-in-possession (collectively, "United") under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case Nos. 02-48191 through 02-48218 (the "Chapter 11 Cases"), as jointly administered by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, (the "Bankruptcy Court"), on December 29, 2004, United participated in a continued hearing on the Motion (the "Settlement Motion") of United Air Lines, Inc. for Order Authorizing Entry Into Settlement Agreement (the "Settlement Agreement") with U.S. Bank Trust National Association as Trustee, Suntrust Bank as Trustee, BNY Midwest Trust as Trustee, HSBC Bank USA as Trustee and Designated Holders and Holders [Docket No. 8354]. At that hearing, the Bankruptcy Court set February 10, 2005 as the deadline for affected bondholders to object to their treatment under the Settlement Agreement and the proposed order (the "Settlement Order") granting the Settlement Motion, and further set a hearing on February 15, 2005 at 10:00 a.m. prevailing Central time for the Bankruptcy Court to consider any such objections.

Among other things, the proposed Settlement Order provides: "The Settlement Agreement provides that, for all purposes under the Settlement Agreement, January 7, 2005 shall be the Record Date to establish the list of Holders eligible to: (a) vote to accept or reject the Plan, and (b) elect a particular treatment as set forth herein in Sections 3(a)(ii) and 3(c)(ii) of the Settlement Agreement. The right to elect a particular treatment as set forth in the Settlement Agreement in Sections 3(a)(ii) and 3(c)(ii) shall be non-transferable as of and after Record Date. All Holders voting on the Plan and making an election to receive the treatment designated

"Option B" in Sections 3(a)(ii) and 3(c)(ii) of the Settlement Agreement shall certify and may be required, as part of the certification required on its ballot, to provide evidence acceptable to United that it was a holder of record as of the Record Date."

A copy of the Settlement Order is provided hereunder as Exhibit 99.1, a copy of the Settlement Agreement is provided hereunder as Exhibit 99.2, and a copy of the Case Management Procedures in effect in the Chapter 11 Cases is provided hereunder as Exhibit 99.3.

Item 9.01.     Financial Statements and Exhibits.

(c)      Exhibits     Description

            99.1        Order Approving the Motion of United Air Lines, Inc. for Order Authorizing Entry Into Settlement Agreement with
                            U.S. Bank Trust National Association as Trustee, Suntrust Bank as Trustee, BNY Midwest Trust as Trustee, HSBC
                            Bank USA as Trustee and Designated Holders and Holders.

99.2        Settlement Agreement made as of December 17, 2004 by and among United Air Lines, Inc., Stark Investments LP,
               Shepard Investments International, Ltd., et al.

           99.3        Third Amended Notice, Case Management and Administrative Procedures.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Paul R. Lovejoy
Name:	Paul R. Lovejoy
Title:	Senior Vice President,
General Counsel and Secretary

Dated:  December 30, 2004